UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 10, 2004
                       (Date of earliest event reported)

                           PAYMENT DATA SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

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          Nevada                       0-30152                  98-0190072
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

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                           12500 San Pedro, Suite 120
                              San Antonio, TX 78216
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (210) 249-4100


                                 BILLSERV, INC.
                       211 NORTH LOOP 1604 EAST, SUITE 200
                            SAN ANTONIO, TEXAS 78232
                     (Former name and address of Registrant)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 10, 2004 the Board of Directors of Payment Data Systems, Inc. (the "Company"), upon recommendation of its Audit Committee, dismissed Ernst & Young LLP ("E&Y") as the Company's independent accountants and appointed the firm of Akin, Doherty, Klein & Feuge, P.C., a professional corporation ("Akin Doherty"), to serve as independent public accountants of the Company for the fiscal year ending December 31, 2003.

E&Y's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2002 contained a qualified opinion as to the uncertainty of the Company to continue as a going concern.

During the years ended December 31, 2002 and 2001 and through the date hereof, there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided E&Y with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of E&Y's letter, dated February 10, 2004, stating its agreement with such statements.

During the years ended December 31, 2002 and 2001 and through the date hereof, the Company did not consult with Akin Doherty with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

16 Letter from Ernst and Young LLP to the Securities and Exchange Commission dated February 10, 2004 (filed herewith)

Any forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act of 1995. Investors are cautioned that actual results may differ substantially from such forward-looking statements, which involve risks and uncertainties including, but not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, new products and technological changes, dependence upon third-party vendors, customer relations, government supervision and regulation, changes in industry practices, changes in third-party expense reimbursement procedures, and other risks detailed in the Company's periodic filings with the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAYMENT DATA SYSTEMS, INC.


Date: February 10, 2004                   By: /s/ Michael R. Long
                                              ---------------------------
                                              Michael R. Long
                                              Chief Executive Officer and
                                              Chief Financial Officer